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                               10,000,000 SHARES

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                  COMMON STOCK

                                _______________

                             UNDERWRITING AGREEMENT
                                _______________

                            ___________ _____, 1997












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                               10,000,000 SHARES

                       CLEAR CHANNEL COMMUNICATIONS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                ________ _, 1997

ALEX. BROWN & SONS INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
FURMAN SELZ LLC
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
MONTGOMERY SECURITIES
SALOMON BROTHERS INC
c/o Alex. Brown & Sons Incorporated
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

     Clear Channel Communications, Inc., a Texas corporation (the "Company"), and the selling shareholders listed on Schedule I hereto (the "Selling Shareholders"), propose to sell to the several underwriters (the "Underwriters") named in Schedule II hereto 10,000,000 shares of the Company's Common Stock, $.10 par value (the "Firm Shares"), of which 4,093,790 shares are to be sold by the Company (the "Company Shares") and 5,906,210 of which are to be sold by the Selling Shareholders (the "Selling Shareholder Shares"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule II hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to [1,000,000] additional shares of the Company's Common Stock (the "Option Shares") as set forth below. The Selling Shareholders have executed Custody Agreements (the "Custody Agreement") and certain of them have executed Powers of Attorney, the forms of which have been previously delivered to you, pursuant to which the Selling Shareholders have placed their respective Selling Shareholder Shares in custody with the Company and agreed to take certain other actions with respect thereto and hereto.

     As the Underwriters, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement, and (b) that the Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule II, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

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     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1. Representations and Warranties of the Company.

     The Company represents and warrants as follows:

       (a) A registration statement on Form S-3 (File No. 333-25457) with respect to the Shares has been carefully prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended, (the "Act") and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (i) the form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) or (ii) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with any term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Except as specifically set forth herein, (i) any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be, and (ii) in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) and 430A, and prior to the termination of the offering of the Shares by the Underwriters.

       (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; each of the subsidiaries of the Company as listed on Schedule III hereto (collectively, the "Subsidiaries") has been duly organized and, is validly existing as a corporation in good standing under the

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  laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification and a failure to qualify would have a materially adverse effect upon the business or financial condition of the Company and the Subsidiaries taken as a whole; except as set forth on Schedule III hereto, the outstanding shares of capital stock of each of the Subsidiaries owned by the Company or a Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or another subsidiary free and clear of all liens, encumbrances and security interests and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

       (c) The authorized shares of Common Stock of the Company have been duly authorized. The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully-paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

       (d) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

       (e) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. The Shares conform in all material respects with the statements concerning them in the Registration Statement.

       (f) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission conformed in all material respects to the requirements of the Securities Exchange Act of 1934 or the Act, as applicable, and the Rules and Regulations of the Commission thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of

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  the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, or any documents incorporated by reference therein, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, specifically for use in the preparation thereof.

       (g) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations of the Company and its subsidiaries consolidated, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements incorporated by reference therein and the books and records of the Company. The pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

       (h) Except for those license renewal applications of the Company or its Subsidiaries currently pending before the Federal Communications Commission (the "FCC"), a description of which is set forth on Schedule III hereto or as set forth in the Registration Statement, there is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency which could reasonably be likely to result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) of the Company and of the Subsidiaries (taken as a whole).

       (i) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement) subject to no material lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in such financial statements or as described in the Registration Statement or set forth on Schedule III. The Company and the Subsidiaries occupy their leased properties under valid leases with such exceptions as are not material to the Company and the Subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries.

       (j) The Company and the Subsidiaries have filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns

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  and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. The Company has no knowledge of any tax deficiency that has been or might be asserted against the Company.

       (k) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or business prospects of the Company and its Subsidiaries (taken as a whole), whether or not occurring in the ordinary course of business, other than general economic and industry conditions changes in the ordinary course of business and changes or transactions described or contemplated in the Registration Statement and there has not been any material transaction entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. None of the Company or the Subsidiaries have any material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

       (l) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be in default under its Articles of Incorporation or By-Laws or any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the business or financial condition of the Company and its Subsidiaries (taken as a whole). The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any Subsidiary is a party, or of the Articles of Incorporation or by-laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary, or of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except in all cases a conflict, breach or default which would not have a materially adverse effect on the business or financial condition of the Company and the Subsidiaries (taken as a whole).

       (m) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or the New York Stock Exchange ("NYSE") or may be necessary to qualify the Shares for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.


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       (n) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities, including without limitation, the FCC, which are necessary to the conduct of their businesses; and neither the Company nor any of the Subsidiaries has received notice of any infringement of any material patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries (taken as a whole).

       (o) Ernst & Young LLP, KPMG and KPMG Peat Marwick LLP, each of whom have certified certain of the financial statements incorporated by reference in the Registration Statement and Prospectus, are to the knowledge of the Company independent public accountants as required by the Act and the Rules and Regulations.

       (p) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders except as otherwise disclosed in writing to Alex. Brown :& Sons Incorporated.

       (q) Neither the Company, nor to the Company's knowledge, any of the Subsidiaries, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The NYSE in accordance (and in compliance) with Regulation M under the Exchange Act.

       (r) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

       (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
  (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (t) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

       (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including

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

  the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company would have any liability has occurred and is continuing; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

       (v) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

       (w) The information set forth in the Prospectus under the caption "Prospectus Summary-Recent Developments" is true and correct in all material respects.

     2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder represents and warrants to the Underwriters that:

       (a) Such Selling Shareholder has and at the Closing Date will have good and marketable title to the Selling Shareholder Shares being sold by such Selling Shareholder hereunder, free and clear of any outstanding liens, encumbrances, security interests, rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind, and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Selling Shareholder Shares pursuant to this Agreement, good and marketable title thereto, free and clear of any liens, encumbrances, security interests, rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind, will be transferred to the several Underwriters.

       (b) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement and the Custody Agreement referred to below and to perform its obligations under such Agreements. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental

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

  body (except as may be required under the Act, state securities laws or Blue Sky Laws). The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which such Selling Shareholder is a party, or any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

       (c) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act, or otherwise, in stabilization or manipulation of the price of the Company's Common Stock to facilitate the sale or resale of the Shares.

       (d) Such Selling Shareholder has executed and delivered this Agreement and the Custody Agreement, and in connection herewith, such Selling Shareholder further represents, warrants and agrees that such Selling Shareholder has deposited with The Bank of New York, pursuant to the Custody Agreement, the certificates in negotiable form representing such Selling Shareholder Shares for the purpose of further delivery pursuant to this Agreement; and the form of the Custody Agreement has been previously delivered to you.

       (e) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement and documents incorporated therein by reference, such Selling Shareholder is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the documents incorporated therein by reference which has adversely affected or may adversely affect the business of the Company which was previously operated by Eller Media Company; and the sale of such Selling Shareholder's Shares by the Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement or the documents incorporated therein by reference.

       (f) On the Closing Date, all transfer and other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Selling Shareholder Shares to the Underwriters will have been paid by the Selling Shareholder.

     3. Purchase, Sale and Delivery of the Shares.

       (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, (i) the Company agrees to sell to the Underwriters the Company Shares, and each Underwriter agrees, severally and not jointly, to purchase at a price of $______ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule II hereof, subject to adjustments in accordance with
  Section 10 hereof and (ii) each Selling Shareholder agrees to sell to the Underwriters the number of shares set forth opposite the name of such Selling Shareholder in Schedule I hereof, subject to

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

  adjustments in accordance with Section 10 hereof. The number of Firm Shares to be purchased by each Underwriter from the Company and each Selling Shareholder shall be as nearly as practical in the same proportion to the total number of Firm Shares being sold by the Company and the Selling Shareholders as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and the Selling Shareholders shall be several and not joint.

       (b) Certificates in negotiable form for the total number of Shares to be sold hereunder by the Selling Shareholders have been placed in custody with The Bank of New York as custodian (the "Custodian") pursuant to the Custody Agreements executed by the Selling Shareholders for delivery of all Selling Shareholder Shares. Each Selling Shareholder specifically agrees that the Firm Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interest of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminable by any act or deed of the Selling Shareholder (or by any other person, firm or corporation, including the Company, the Custodian or the Underwriters) or by operation of law or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares hereunder, certificates for the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of the sale of the Selling Shareholder Shares held by it against the delivery of such Shares.

       (c) Payment for the Firm Shares to be sold hereunder by the Company and the Selling Shareholders is to be made via wire transfer of immediately available funds or such other payment procedures agreed to by the parties. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Underwriters request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Underwriters at least one business day prior to the Closing Date.

       (d) In addition, on the basis of representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 3. The option granted hereby may be exercised in whole or in part by giving written notice only once within 30 days after the date of this Agreement, by you, the Underwriters, to the Company, setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Underwriters but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, the Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date via wire transfer of immediately available funds or other payment procedures agreed to by the parties against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland.

     4. Offering by the Underwriters. It is understood that the Underwriters are to make a public offering of the Firm Shares as soon as the Underwriters deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Underwriters may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Underwriters in the offering and sale of the Shares will take place in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

     5. Covenants of the Company and the Selling Shareholders.

       The Company (and each Selling Shareholder with respect to Paragraph (j) of this Section 5 only) covenants and agrees with the several Underwriters that:

       (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations,
  (ii) not file any amendment to the Registration Statement or supplement to the Prospectus or documents incorporated by reference therein of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and

  Regulations and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

       (b) The Company will advise the Underwriters promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use reasonable efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

       (c) The Company will deliver to, or upon the order of, the Underwriters, from time to time, as many copies of any Preliminary Prospectus as the Underwriters may reasonably request. The Company will deliver to, or upon the order of, the Underwriters during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may reasonably request. The Company will deliver to the Underwriters at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, but without exhibits, and of all amendments thereto, as the Underwriters may reasonably request, including documents incorporated by reference therein.

       (d) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

       (e) The Company will, for a period of five years from the Closing Date, deliver to the Underwriters copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       (f) No offering, sale, short sale or other disposition of any Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company will be made by the Company for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder, or with the prior written consent of Alex. Brown & Sons Incorporated, except that the Company may, without such consent, grant options or issue shares of Common Stock pursuant to the exercise of options granted under the Company's current stock option plans and may offer or issue shares of Common Stock in connection with the acquisition of stock or assets of another person.

       (g) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

       (h) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the NYSE.

       (i) The Company has caused each of L. Lowry Mays and B. J. McCombs to furnish to you, or or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person has agreed not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for common stock or derivative of common stock owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Alex. Brown & Sons Incorporated ("Lockup Agreements").

       (j) Each of the Selling Shareholders agrees not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other securities convertible, exchangeable or exercisable for common stock or derivative of common stock owned by such Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Alex. Brown & Sons Incorporated.

       (k) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the

  Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

       (l) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

       (m) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     6. Costs and Expenses. The Company and the Selling Shareholders will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Shareholders; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement; fees and expenses related to Blue Sky matters; the filing fees of the Commission; and the filing fees of the NASD. The Company and the Selling Shareholders shall not, however, be required to pay for any of the Underwriters' expenses except that, if this Agreement shall not be consummated because the conditions in Section 8 hereof are not satisfied, or because this Agreement is terminated by the Underwriters pursuant to Section 7 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company and the Selling Shareholders shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     7. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

       (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriters and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

       (b) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the
  Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

           (i) The Company is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Subsidiaries is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, to the best of such counsel's knowledge, except (A) as reflected in the Company's financial statements, (B) as described in the Registration Statement, are owned by the Company or a Subsidiary or
      (C) as set forth on Schedule III hereto; and, to such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries are owned free and clear of all liens, encumbrances and security interests and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

           (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock have been duly authorized and validly issued and are fully-paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; the Shares, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and, to the knowledge of such counsel, no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

           (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants, or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

           (iv) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

           (v) The Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto and documents incorporated by reference therein (each as amended to date) comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to, the statistical information contained in the Prospectus or financial statements, schedules and other financial information incorporated by reference therein).

           (vi) The statements under the captions "Prospectus Summary -- Recent Developments," "Shares Eligible for Future Sale -- Registration Rights" and "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

           (vii) To such counsel's knowledge, there are no contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus (excluding any document incorporated therein by reference) which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus (excluding any document incorporated therein by reference) are fairly summarized in all material respects.

           (viii) To such counsel's knowledge, there are no material legal proceedings pending or threatened against the Company or any of the Subsidiaries which is of a character required to be disclosed in the Prospectus and which has not been properly disclosed therein.

           (ix) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of

      Incorporation or By-laws of the Company, or to such counsel's knowledge, any agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound (other than licenses or permits granted by the FCC, on which such counsel need not express any opinion), except a conflict, breach or default which would not have a materially adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

           (x) This Agreement has been duly authorized, executed and delivered by the Company.

           (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body having jurisdiction over the Company is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or NYSE or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

           (xii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefor as described in the Prospectus, required to register as an investment company under the 1940 Act.

       In rendering such opinion, such counsel may rely (A) as to matters governed by the laws of states other than Texas or Federal laws on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and (B) as to matters of fact, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and any Subsidiary. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to matters pertaining to statistical information contained in the Prospectus or financial statements, schedules and other financial information contained or incorporated by reference in the Prospectus). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

       (c) The Underwriters shall have received on the Closing Date the opinion of special counsel or special counsels for the Selling Shareholders, dated the Closing Date, addressed to the Underwriters, to the effect that:

           (i) This Agreement, the Powers of Attorney and the Custody Agreements have been duly authorized, executed and delivered by each Selling Shareholder.

           (ii) Each Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as required by the NASD and the NYSE or state securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the Selling Shareholder Shares by such Selling Shareholder.

           (iii) The Underwriters (assuming they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the Selling Shareholder Shares, free and clear of all claims, liens, encumbrances and security interests whatsoever.

       (d) The Underwriters shall also have received on the Closing Date the opinion of local counsel for the Company experienced in such matters, in each of the major jurisdictions in which the Company conducts business (Atlanta, Georgia; Dallas, San Antonio and Houston, Texas; Los Angeles and San Francisco/Oakland, California; Cleveland, Ohio; Chicago, Illinois; and Tampa, Florida), dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters substantially to the effect that the statements under the caption "Risk Factors-Government Regulation" insofar as such statements constitute a summary of regulatory matters in the applicable jurisdiction relating to the outdoor advertising industry, fairly describes the regulatory matters relating to the Company's business as that business is conducted in the applicable metropolitan area.

       (e) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Wiley, Rein and Fielding, special FCC counsel to the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

           (i) No consent, approval, authorization or order of, or filing or declaration with, the FCC is required for or in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company as described in the Prospectus assuming that (i) no individual or entity will acquire an attributable ownership interest in the Company as that term is defined by the FCC; and (ii) less than 25% of the capital stock of the Company will be owned by alien individuals or entities; provided, however, certain of the transaction documents may be subject to a requirement that they be filed with the FCC pursuant to Section 73.3613 of its rules.

           (ii) The authorization, issuance, transfer, sale and delivery of the Shares by the company as described in the Prospectus will not result in a breach or violation of any term or provision of the Communications Act or the Telecommunications Act of 1996, or any orders, rules or regulations of the FCC thereunder, assuming that (i) no individual or entity will acquire an attributable ownership interest in the Company as that term is defined by the FCC and
      (ii) less than 25% of the capital stock of the Company will be owned by alien individuals or entities.

           (iii) Subsidiaries of the Company hold valid authorizations from the FCC ("Licenses") for the U.S. radio and television stations (the "Stations") identified in the Prospectus under "Business -- Radio Broadcasting " and "Business -- Television Broadcasting" in those instances where a date is entered in the column "Date of Acquisition." All of the Licenses are in full force and effect.

           (iv) To counsel's knowledge, the Licenses are the only FCC main station licenses necessary to operate the Stations on the frequencies and in the markets listed in the Prospectus under "Business -- Radio Broadcasting" and "Business -- Television Broadcasting" in the columns "Frequency" and "Market (Rank)/Station" or "Market/Network" respectively.

           (v) Those portions of the Prospectus under the caption "Risk Factors -- Government Regulation-Broadcasting" and "Risk Factors-- New Technologies" in the Company's Annual Report on Form 10-K, as amended to date, incorporated therein by reference, under the caption "Item 1. Business - Regulation of the Company's Business" (excluding those paragraphs headed "Antitrust Matters" and "Environmental Matters") are accurate and fairly present the information set forth therein in all material respects as of the date of the Prospectus.

           (vi) Subsidiaries of the Company have pending before the FCC or the FCC has granted the license assignment or transfer of control applications for the U.S. radio and television stations listed in the Prospectus Summary under the caption "Recent Developments-Pending Acquisitions."

       (f) The Underwriters shall have received from Piper & Marbury L.L.P., counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii), (iv), (v) and (x) of Paragraph (b) of this Section 7, and that the Company is a validly organized and existing corporation under the laws of the State of Texas. In rendering such opinion Piper & Marbury L.L.P. may rely as to all matters governed other than by the laws of the State of Maryland or Federal laws on the opinion of counsel referred to in paragraph
  (b) of this Section 7. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, and the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Piper & Marbury L.L.P. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

       (g) The Underwriters shall have received on each of the date hereof, the Closing Date or the Option Closing Date, as the case may be, signed letters from Ernst & Young LLP, KPMG Peat Marwick LLP and KPMG, dated the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letters signed by such firms and dated and delivered to the Underwriters on the date hereof that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Underwriters.

       (h) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the President or Chief Executive Officer and the Senior Vice President and Chief Accounting Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

           (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

           (ii) He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed.

           (iii) He has carefully examined the Registration Statement and the Prospectus and, in his opinion to his knowledge, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct in all material respects, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

       (i) The Company and the Selling Shareholders shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriters may reasonably have requested.

       (j) The Company Shares and Option Shares, if any, have been approved for listing upon official notice of issuance on the NYSE.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriters and to Piper & Marbury L.L.P., counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company and the Selling Shareholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 9 hereof).

     8. Conditions of the Obligations of the Company and the Selling Shareholders. The obligations of the Company and the Selling Shareholders to sell and deliver the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     9. Indemnification

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof, and provided further that the Company shall not be liable with respect to any untrue statement contained in or any omission from a Preliminary Prospectus if the untrue statement contained in or such omission from such Preliminary Prospectus was corrected in the applicable Prospectus and the person asserting any such loss, liability, claim or damage was not given or sent a copy of the applicable Prospectus (excluding the documents incorporated by reference therein) in the manner and at such time as required by the Act, provided the Company has furnished you copies of such applicable Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter directly or through such Selling Shareholder's representatives specifically for inclusion therein, and such Selling Shareholder, severally and jointly, will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, a Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholder by or through the Underwriters specifically for use in the preparation thereof, and provided further that the Selling Shareholder shall not be liable with respect to any untrue statement contained in or any omission from a Preliminary Prospectus if the untrue statement contained in or such omission from such Preliminary Prospectus was corrected in the applicable Prospectus and the person asserting any such loss, liability, claim or damage was not given or sent a copy of the applicable Prospectus (excluding the documents incorporated by reference therein) in the manner and at such time as required by the Act, provided the Company has furnished you copies of such applicable Prospectus. In no event, however, shall the liability of a Selling Shareholder for indemnification under this Section 9(b) exceed the lesser of (i) that proportion of the total losses, claims, damages or liabilities indemnified against equal to the proportion of total Shares sold hereunder which is sold by such Selling Shareholder and (ii) the proceeds received by such Selling Shareholder from the Underwriters in the Offering. This indemnity agreement will be in addition to any liability which such Selling Shareholder may otherwise have.

     (c) Each Underwriter will indemnify and hold harmless the Company, each of its directors or nominees for director, each of its officers who have signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, the Selling Shareholders or any such director, nominee for director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, the Selling Shareholders or any such director, nominee for director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter or through the Underwriters on behalf of such Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 9(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be selected by you in the case of parties indemnified pursuant to Section 9(a) or Section 9(b) and by the Company in the event of parties indemnified pursuant to Section 9(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a),
(b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No party shall be held liable for contribution with respect to any claim or action settled without its consent which shall not be unreasonably withheld. Such consent shall be given within three business days from the date on which the party requesting consent provides a written request to the other party. Notwithstanding any other provision of this Agreement to the contrary, (i) no Selling Shareholder shall be held liable for contribution with respect to any claim or action for which such Selling Shareholder would have no liability under Section 9(b), and (ii) no Selling Shareholder shall be held liable for contribution in excess of the amount for which such Selling Shareholder could have been held liable under Section 9(b).

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 9(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Shareholders, the Company, or its directors, nominees for director or officers or any persons controlling the Company or any Selling Shareholder, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, the Selling Shareholder or their respective directors or officers, or any person controlling the Company or any Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

     10. Default by Underwriters. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or the Selling Shareholders), the non-defaulting Underwriters shall use their best efforts to procure within 24 hours thereafter one or more of the other

Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, the non-defaulting Underwriters, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, the non-defaulting Underwriters, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     11. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: Jeffrey S. Amling, Managing Director; if to the Company, to Clear Channel Communications, Inc., 20 Concord Plaza, Suite 600, San Antonio, Texas 78216, attention: Randall Mays, Vice President; if to the Selling Shareholders, to ___________, __________ attention: ____________; and if to Hellman & Frieman, to ________,
___________ attention:____________.

     12. Termination. This Agreement may be terminated by you by notice to the Company and the Custodian and Paul J. Meyer, on behalf of the Selling Shareholders, as follows:

       (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M. on the date of this Agreement;

       (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the effective date of the Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business,
  (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading in securities on the NYSE or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on the NYSE, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company and the Subsidiaries taken as a whole, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

       (c) as provided in Sections 7 and 10 of this Agreement.

     This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 7 and 10 of this Agreement.

     13. Successors. This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

     14. Information Provided by Underwriters. The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company or the Selling Shareholders for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K and Regulation M under the Act and the information under the caption "Underwriting" in the Prospectus.

     15. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    CLEAR CHANNEL COMMUNICATIONS, INC.

                                    By
                                      ------------------------------------
                                    L. Lowry Mays
                                    Chairman of the Board and Chief Executive
                                    Officer

                                   SELLING SHAREHOLDERS:


                                   HELLMAN & FRIEDMAN CAPITAL PARTNERS III, L.P

                                   By: Its General Partner, H&F Investors III

                                       By: Its Managing General Partner,
                                           Hellman & Friedman Associates
                                           III, L.P.

                                           By: Its Managing General Partner,
                                               H&F Investors III, Inc.

                                               By:
                                                  ---------------------------
                                               Its:

                                   Address:    One Maritime Plaza
                                               12th Floor
                                               San Francisco, CA 94111


                                    H&F ORCHARD PARTNERS III, L.P.

                                    By: Its General Partner, H&F Investors III

                                        By: Its Managing General Partner,
                                            Hellman & Friedman Associates
                                            III, L.P.

                                            By: Its Managing General Partner,
                                                H&F Investors III, Inc.

                                                By:
                                                   ---------------------------
                                                Its:

                                    Address:    One Maritime Plaza
                                                12th Floor
                                                San Francisco, CA 94111

                                    H&F INTERNATIONAL PARTNERS III, L.P.

                                    By: Its General Partner, H&F Investors III

                                        By: Its Managing General Partner,
                                            Hellman & Friedman Associates
                                            III, L.P.

                                            By: Its Managing General Partner,
                                                H&F Investors III, Inc.

                                                By:
                                                   ---------------------------
                                                Its:

                                    Address:    One Maritime Plaza
                                                12th Floor
                                                San Francisco, CA 94111


                                    H. Irving Grousebeck *
                                    American Media Management, Inc. *
                                    Richard Reiss, Jr. *
                                    K. Tucker Anderson *
                                    Glenn Krevlin, as Trustee *
                                    Patricia Sales Pineda *
                                    Steven G. Mihaylo *
                                    El Dorado Investment Company *

                                    By
                                      ----------------------------------------
                                        Paul J. Meyer, As Attorney-in-Fact

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
FURMAN SELZ LLC
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
MONTGOMERY SECURITIES
SALOMON BROTHERS INC

By ALEX. BROWN & SONS INCORPORATED


By
  ------------------------------------
     Authorized Officer

                                   SCHEDULE I

                        SCHEDULE OF SELLING SHAREHOLDERS


Hellman & Friedman Capital Partners III, L.P .......................   4,951,884
H&F Orchard Partners III, L.P. .....................................     364,495
H&F International Partners III, L.P. ...............................     109,834
H. Irving Grousebeck ...............................................     175,701
American Media Management, Inc. ....................................      37,110
Richard Reiss, Jr ..................................................      92,440
K. Tucker Anderson .................................................       5,197
Glenn Krevlin, as Trustee ..........................................       1,732
Patricia Sales Pineda ..............................................         730
Steven G. Mihaylo ..................................................      74,712
El Dorado Investment Company .......................................      92,375
                                                                       ---------
     Total .........................................................   5,906,210
                                                                       =========

                                  SCHEDULE II

                            SCHEDULE OF UNDERWRITERS


                                                          NUMBER OF FIRM SHARES
UNDERWRITER                                                  TO BE PURCHASED
-----------                                               ---------------------
Alex. Brown & Sons Incorporated ............................
Credit Suisse First Boston Corporation .....................
Furman Selz LLC ............................................
Goldman, Sachs & Co. .......................................
Lehman Brothers Inc. .......................................
Montgomery Securities
Smith Barney Inc. ..........................................
     Total .................................................     10,000,000
                                                                 ==========

                                  SCHEDULE III

                                DISCLOSURE ITEMS



1.   Material Subsidiaries

2.   Liens, capitalization except for Subsidiary Stock

3.   Pending Renewal applications

4.   Clear Channel Common Stock exceptions

5.   [other]